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                                 EXHIBIT (9)(E)

        REVISED SCHEDULE A TO THE MANAGEMENT AND ADMINISTRATION AGREEMENT
                 BETWEEN THE REGISTRANT AND BISYS FUND SERVICES





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                                                    Dated: As of January 2, 1997

                                   Schedule A
                                     to the
                     Management and Administration Agreement
                       between BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)

        Name of Fund                                  Compensation*
        ------------                                  -------------
The BB&T U.S. Treasury Money Market           Annual Rate of twenty one-
Fund                                          hundredths of one percent (.20%) of
                                              each such Fund's average daily assets

The BB&T Short-Intermediate U.S.              Annual Rate of twenty one-hundredths
Government Income Fund                        of one percent (.20%) of each such
                                              Fund's average daily assets

The BB&T Intermediate U.S.                    Annual Rate of twenty one-hundredths
Government Bond Fund                          of one percent (.20%) of each such
                                              Fund's average daily assets

The BB&T Growth and Income Stock              Annual Rate of twenty one-hundredths
Fund                                          of one percent (.20%) of each such
                                              Fund's average daily assets

The BB&T North Carolina Intermediate          Annual Rate of twenty one-hundredths
Tax-Free Fund                                 of one percent (.20%) of each such
                                              Fund's average daily assets

The BB&T Balanced Fund                        Annual Rate of twenty one-hundredths
                                              of one percent (.20%) of each such Fund's
                                              average daily assets



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

The BB&T Small Company Growth Fund            Annual Rate of twenty one-hundredths
                                              of one percent (.20%) of each such
                                              Fund's average daily assets

The BB&T International Equity Fund            Annual Rate of twenty one-hundredths
                                              of one percent (.20%) of each such
                                              Fund's average daily assets

The BB&T Capital Manager Conservative         Annual Rate of five one-hundredths of
Growth Fund                                   one percent (.05%) of each such Fund's
                                              average daily assets

The BB&T Capital Manager Moderate             Annual Rate of five one-hundredths of
Growth Fund                                   one percent (.05%) of each such Fund's
                                              average daily assets

The BB&T Capital Manager Growth               Annual Rate of five one-hundredths of
Fund                                          one percent (.05%) of each such Fund's
                                              average daily assets




                                    BB&T MUTUAL FUNDS GROUP

                                    By:  /S/ Richard B. Ille
                                       ------------------------------

                                    BISYS FUND SERVICES
                                    LIMITED PARTNERSHIP

                                    By: BISYS Fund Services, Inc.
                                    (formerly The Winsbury Corporation)
                                           General Partner

                                    By:  /S/ Stephen G. Mintos
                                       ------------------------------

----------------------
     *All fees are computed daily and paid periodically.

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